PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Details) - USD ($)		12 Months Ended
		Dec. 31, 2017		Dec. 31, 2016	Dec. 31, 2015
Advance to suppliers		$ 1,248,701		$ 7,124,222
Prepaid rental expenses and other deposits		124,863		625,726
Advance to employees		118,052		215,574
Other current assets		525,736		425,775
Prepaid expenses and other current assets		2,245,788		8,677,630
Increase (Decrease) in Other Receivables		(584,956)	[1]	0	$ 0
Other receivables, net	[1]	$ 228,436		$ 286,333

[1]	In circumstances where a supplier defaults, thus the Group is claiming a breach of contract and seeking monetary recovery of the remaining deposit from the supplier, the Group reclassifies the respective advance to suppliers to other receivables within “Prepaid expenses and other current assets” in the consolidated balance sheets. A provision for loss is recognized in operating expenses when the loss on such assets is determined to be probable and amount can be reasonably estimated.